UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23665

Invesco Dynamic Credit Opportunity Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: August 31, 2026

Item 1. Reports to Stockholders.
(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:

Semi-Annual Report to Shareholders	August 31, 2026
Invesco Dynamic Credit Opportunity Fund
Nasdaq:
A: XCRTX
∎
AX: XAXCX
∎
Y: XCYOX
∎
R6: XCRRX

2	Fund Performance

4	Consolidated Schedule of Investments

16	Consolidated Financial Statements

20	Consolidated Financial Highlights

24	Notes to Consolidated Financial Statements

35	Approval of Investment Advisory and Sub-Advisory Contracts

38	Distribution Information

For the most current
month-end
Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data is provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/26 to 8/31/26, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end
sales charges, which would have reduced performance.

Class A Shares	-0.57%
Class AX Shares	-0.45
Class Y Shares	-0.44
Class R6 Shares	-0.40
S&P UBS Leveraged Loan Index q (Style-Specific Index)	4.28
Source(s): q Bloomberg LP

The S&P UBS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment-grade loans.
 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting
invesco.com/us
. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com , where many of Invesco’s investment professionals share their in-sights about market and economic news and trends.

2	Invesco Dynamic Credit Opportunity Fund

Average Annual Total Returns As of 8/31/26, including maximum applicable sales charges
Class A Shares
10 Years	5.57%
5 Years	3.86
1 Year	-3.30
Class AX Shares
Inception (6/26/07)	5.37%
10 Years	6.12
5 Years	4.69
1 Year	0.24
Class Y Shares
10 Years	6.20%
5 Years	4.84
1 Year	0.25
Class R6 Shares
10 Years	6.25%
5 Years	4.94
1 Year	0.43
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
 The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end
fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.
 Returns shown for Class AX shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund. Returns shown for Class A, Class Y and Class R6 shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund restated to reflect any applicable Rule
12b-1
fees and sales charges of the respective class.
 Class A share performance reflects the maximum 3.25% sales charge. Class A shares, Class AX shares, Class Y shares and Class R6 shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class AX shares also do not have a front-end
sales charge or a CDSC. Class Y shares and Class R6 shares
do not have a
front-end
sales charge or a CDSC, therefore performance is at net asset value.
 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
Portfolio Manager Update
 The following individuals are jointly and primarily responsible for the day-to-day
management of Invesco Dynamic Credit Opportunity Fund portfolio:
∎	Scott Baskind
∎	Nuno Caetano
∎	Ron Kantowitz
∎	Philip Yarrow
∎	Trevor Slaven
∎	Andrew Tourigney

3	Invesco Dynamic Credit Opportunity Fund

Consolidated Schedule of Investments
August 31, 2026
(Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Variable Rate Senior Loan Interests–118.41% (b)(c)(d)
Aerospace & Defense–5.32%
FDH Group Acquisition, Inc.
Delayed Draw Term Loan (e)(f)(g)	0.00%	10/21/2031		$4,000	$4,000,000

Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.57%	10/21/2031		189	189,145

Delayed Draw Term Loan (e)(f)(g)	0.00%	11/04/2031		82	82,177

Term Loan B (3 mo. Term SOFR + 4.75%) (e)(f)	8.48%	11/04/2031		717	716,973

Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.86%)
(Acquired 12/02/2025-02/27/2026; Cost $936,359) (h)	7.55%	04/30/2028		984	849,162

NAC Aviation 8 Ltd. (Ireland), Revolver Loan (f)(g)	0.00%	12/31/2026		1,643	1,642,458

Peraton Corp., First Lien Term Loan B (3 mo. Term SOFR + 3.85%)	7.67%	02/01/2028		1,210	1,153,027

S3 AeroDefense
Delayed Draw Term Loan (e)(f)(g)	0.00%	05/01/2032		2,143	2,123,571

Term Loan A (1 mo. Term SOFR + 5.00%) (e)(f)	8.76%	05/01/2032		2,857	2,831,429

					13,587,942

Air Transport–0.52%
American Airlines, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.76%	05/20/2033		671	670,020

WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	02/14/2031		665	643,817

					1,313,837

Automotive–3.54%
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	7.80%	04/06/2028		1,247	1,247,975

Muth Mirror Systems LLC
Revolver Loan (e)(f)(g)(h)	0.00%	03/31/2027		419	134,176

Revolver Loan 4.00% PIK Rate, 7.00% Cash Rate
(Acquired 04/23/2019-09/30/2025; Cost $1,676,574) (e)(f)(h)(i)	4.00%	03/31/2027		1,258	402,528

Term Loan
(Acquired 04/23/2019-06/30/2026; Cost $19,852,372) (e)(f)(h)	7.00%	03/31/2027		19,886	6,363,424

Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	07/16/2031		912	901,173

					9,049,276

Beverage & Tobacco–0.01%
City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 7.00%) (f)	10.76%	09/30/2030		467	2,335

Term Loan (3 mo. Term SOFR + 7.00%) (f)	10.76%	09/30/2030		155	31,075

					33,410

Brokers, Dealers & Investment Houses–1.11%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	11/24/2032		542	535,453

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)
Delayed Draw Term Loan (g)	0.00%	08/16/2032		239	240,256

Term Loan B (3 mo. Term SOFR + 3.50%)	7.23%	08/16/2032		1,393	1,400,180

OSTTRA Group Ltd., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	6.75%	10/08/2032		653	655,456

					2,831,345

Building & Development–2.46%
Anvil UK Bidco Ltd. (Leviat) (United Kingdom), Term Loan B (3 mo. EURIBOR + 6.25%) (e)(f)	8.80%	05/03/2032	EUR	2,564	2,948,549

Empire Today LLC, Term Loan (3 mo. Term SOFR + 5.50%) (Acquired 05/01/2026; Cost $494,351) (f)(h)	9.31%	05/03/2032		494	494,351

Icebox Holdco III, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	12/22/2031		181	182,392

Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.60%) (Acquired 09/11/2023-12/08/2025; Cost $1,268,412) (f)(h)	7.42%	04/03/2028		1,455	784,717

IPS Corp./CP Iris Holdco
Delayed Draw Term Loan (g)	0.00%	10/27/2032		21	20,886

Term Loan B (3 mo. Term SOFR + 4.00%)	7.69%	10/27/2032		727	708,500

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.98%	04/29/2029		1,209	822,549

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Building & Development–(continued)
TAMKO Building Products LLC, Incremental Term Loan B (3 mo. Term SOFR + 3.00%)	6.82%	09/20/2030		$344	$328,243

					6,290,187

Business Equipment & Services–23.04%
Balaena Maritime UK, Ltd. (United Kingdom), Term Loan (e)(f)	15.74%	06/09/2031	GBP	3,769	4,980,014
BNI Intermediate Holdings LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	08/01/2033		23	22,293
Revolver Loan (e)(f)(g)	0.00%	08/01/2033		101	99,590
Term Loan A (e)(f)	9.07%	08/01/2033		9	8,851
Term Loan B (e)(f)	7.71%	08/01/2033	EUR	549	628,086
Cloud Software Group, Inc., Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	08/13/2032		729	695,735
Clover Holdings 2 LLC, Term Loan B (3 mo. Term SOFR + 3.75%)	7.39%	12/09/2031		361	355,807
Constant Contact, Inc., Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	02/10/2028		1,662	1,617,282
GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.50%)	7.19%	05/12/2028		2,509	2,362,207
Heron BidCo, LLC (Heidrick & Struggles International Inc), Term Loan B (3 mo. Term SOFR + 3.75%)	7.73%	12/10/2032		686	690,778
IMS Services Enterprises LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	04/01/2033		501	497,137
Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.48%	04/01/2033		104	103,270
Revolver Loan (e)(f)(g)	0.00%	04/01/2033		242	240,163
Term Loan (6 mo. Term SOFR + 4.75%) (e)(f)	8.59%	04/01/2033		1,693	1,681,141
Lamark Media Group LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.73%	10/14/2027		1,474	1,474,457
Revolver Loan (e)(f)(g)	0.00%	10/14/2027		509	509,312
Revolver Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.73%	10/14/2027		509	509,311
Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.73%	10/14/2027		6,809	6,809,498
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	7.81%	08/11/2028		801	609,219
LSF 12 Phoenix Holdco, LLC (dba Alliance Ground International), Term Loan B (1 mo. Term SOFR + 4.50%) (f)	8.19%	03/25/2033		656	657,172
Merlin Parent Holdings 2026, Inc., Term Loan (e)(f)	10.39%	06/25/2029		693	678,821
Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023; Cost $4,003,280) (f)(h)	11.49%	06/30/2028		4,003	4,001,679
NAS LLC (d.b.a. Nationwide Marketing Group)
Revolver Loan (e)(f)(j)	0.00%	11/15/2026		919	879,057
Term Loan (e)(f)(j)	0.00%	11/15/2026		8,559	8,182,367
Term Loan (e)(f)(j)	0.00%	11/15/2026		2,680	2,562,558
Term Loan (e)(f)(j)	0.00%	11/15/2026		1,626	1,554,424
Nationwide Legal LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	05/26/2032		2,183	2,157,008
Revolver Loan (e)(f)(g)	0.00%	05/26/2032		611	603,359
Term Loan (e)(f)	8.26%	05/26/2032		3,206	3,167,634
Netrix LLC
Revolver Loan (e)(f)(g)	0.00%	10/31/2031		294	281,842
Term Loan A (1 mo. Term SOFR + 5.50%) (e)(f)	9.19%	10/31/2031		1,698	1,627,978
Plano HoldCo, Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	7.23%	10/02/2031		866	706,255
Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	09/30/2031		912	727,407
Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	11/05/2032		1,443	1,450,672
Sixty Five Bidco, Ltd. (United Kingdom)
Term Loan (e)(f)	10.21%	07/30/2032	EUR	1,095	1,240,088
Term Loan (e)(f)	11.48%	07/30/2032	GBP	622	822,247
Spin Holdco Inc.
Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	09/04/2030		2,235	1,573,177
Term Loan B (3 mo. Term SOFR + 5.43%)	9.18%	09/28/2030		765	790,244
Stage 3 Holdco LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	06/30/2032		160	157,619
Revolver Loan (e)(f)(g)	0.00%	06/10/2032		64	63,048
Term Loan (e)(f)	9.23%	06/10/2032		319	315,239
UnitedLex Corp.
Delayed Draw Term Loan (3 mo. Term SOFR + 6.90%) (f)	10.65%	09/30/2026		79	79,432
Term Loan (3 mo. Term SOFR + 5.90%) (f)	9.63%	03/20/2027		906	141,290

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Business Equipment & Services–(continued)
Veritext Corp., Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	08/09/2030		$539	$533,722
					58,848,490

Cable & Satellite Television–13.19%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	10/31/2027	EUR	3,028	2,277,265
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	11/01/2027	EUR	2,242	1,685,938
Atlantic Broadband Finance LLC (Cogeco), Term Loan B-1 (1 mo. Term SOFR + 3.25%)	6.94%	09/18/2030		1,131	927,116
Charter Communications Operating LLC, Term Loan B-5 (1 mo. Term SOFR + 2.25%)	5.98%	12/15/2031		350	344,829
Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (3 mo. Term SOFR + 5.75%) (e)(f)	10.23%	08/31/2028		18,375	18,375,146
Term Loan B-2 (6 mo. EURIBOR + 5.75%) (e)(f)	8.35%	08/31/2028	EUR	1,886	2,190,422
SFR-Numericable (YPSO, Altice France) (France), Term Loan B-14 (3 mo. EURIBOR + 6.88%)	9.29%	05/30/2031	EUR	5,560	6,546,001
Virgin Media 02 - LG (United Kingdom), Term Loan Y (6 mo. Term SOFR + 3.28%)	6.97%	03/31/2031		1,518	1,325,836
					33,672,553

Chemicals & Plastics–8.30%
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	8.98%	12/14/2029		1,067	1,017,481
Hexion International Holdings B.V., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	03/15/2029		907	896,314
Ineos Quattro (STYRO) (United Kingdom)
Term Loan B (1 mo. EURIBOR + 4.50%)	6.75%	04/02/2029	EUR	65	63,078
Term Loan B (1 mo. Term SOFR + 4.35%)	8.04%	04/02/2029		1,243	1,048,198
Term Loan B (1 mo. Term SOFR + 3.85%)	7.54%	03/14/2030		210	168,011
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	02/18/2030		1,647	1,562,051
Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	02/07/2031		265	247,288
Matrix Adhesives
Delayed Draw Term Loan (e)(f)(g)	0.00%	03/23/2033		172	169,880
Delayed Draw Term Loan (1 mo. Term SOFR + 4.50%) (e)(f)	8.19%	03/23/2033		388	384,078
Revolver Loan (e)(f)(g)	0.00%	03/23/2033		215	212,720
Revolver Loan (1 mo. Term SOFR + 4.50%) (e)(f)	8.19%	03/23/2033		9	8,863
Term Loan A (1 mo. Term SOFR + 4.50%) (e)(f)	8.19%	03/23/2033		1,213	1,201,448
MicroCare Holdings LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	08/08/2031		604	604,079
Revolver Loan (e)(f)(g)	0.00%	08/08/2031		604	604,079
Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.76%	08/08/2031		3,693	3,693,216
Nouryon Finance B.V., Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	07/08/2031		358	360,006
Oxea Corp. (OQ Chemicals) (Oman)
Term Loan B-1 (3 mo. EURIBOR + 4.75%) (Acquired 10/08/2024-07/06/2026; Cost $-3,989) (h)	7.09%	04/08/2031	EUR	29	22,879
Term Loan B-2 (3 mo. Term SOFR + 4.85%) (Acquired 03/06/2024-07/06/2026; Cost $1,482,302) (h)	8.60%	04/08/2031		1,555	1,040,321
SCIL USA Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.00%) (f)	7.76%	11/08/2032		817	823,808
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%) (e)(f)	9.88%	01/02/2029		435	405,515
Revolver Loan (e)(f)(g)	0.00%	01/02/2029		411	383,180
Term Loan (3 mo. Term SOFR + 5.90%) (e)(f)	9.63%	01/02/2029		6,732	6,274,198
					21,190,691

Containers & Glass Products–5.37%
Berlin Packaging LLC, Term Loan (3 mo. Term SOFR + 3.25%)	7.01%	06/07/2031		725	722,878
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	04/01/2032		1,032	1,019,349
Consolidated Container Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/11/2031		836	816,931
Evaaro US Bidco (Keg Logistics + Ekeg MergeCo)
Delayed Draw Term Loan (e)(f)(g)	0.00%	04/03/2032	GBP	11	14,954
Delayed Draw Term Loan (e)(f)(g)	0.00%	04/03/2032		273	269,463
Delayed Draw Term Loan (e)(f)	8.73%	04/03/2032	GBP	45	59,817
Revolver Loan (e)(f)(g)	0.00%	04/03/2032		222	218,401
Term Loan A (1 mo. Term SOFR + 5.05%) (e)(f)	8.75%	04/03/2032		1,046	1,031,773
Term Loan B (3 mo. GBP SONIA + 5.00%) (e)(f)	8.73%	04/03/2032	GBP	289	385,616

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Containers & Glass Products–(continued)
Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.85%)	8.67%	06/28/2028		$993	$959,158
Keg Logistics LLC, Revolver Loan (e)(f)(g)	0.00%	11/23/2027		1,366	1,366,251
Klockner (KPERST/Kleopatra) (Luxembourg), Term Loan (3 mo. EURIBOR + 7.00%)	5.00%	01/30/2031	EUR	1,056	1,167,324
Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%)
(Acquired 03/29/2024-01/23/2025; Cost $1,871,119) (f)(h)	10.49%	11/22/2027		1,884	1,803,959
Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	8.91%	10/04/2028		375	378,209
Term Loan A-2 (1 mo. Term SOFR + 3.86%)	7.52%	10/04/2028		954	787,505
Pregis Corp., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/01/2029		506	509,639
Sword Purchaser LLC, Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/09/2033		1,097	1,086,387
TricorBraun, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	03/03/2031		660	599,566
Trident TPI Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	09/15/2028		533	523,243
					13,720,423

Cosmetics & Toiletries–0.49%
Bausch & Lomb Corp., Term Loan (1 mo. Term SOFR + 3.75%)	7.44%	01/15/2031		1,245	1,254,544

Ecological Services & Equipment–0.33%
Groundworks LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	03/14/2031		846	849,774

Electronics & Electrical–8.41%
BMC Software (Boxer/ Bladelogic), Term Loan (3 mo. Term SOFR + 2.75%)	6.51%	07/30/2031		736	699,650
Dayforce LLC, Term Loan (3 mo. Term SOFR + 3.00%)	6.82%	02/04/2033		788	762,849
Delta Topco, Inc. (Infoblox, Inc.), Term Loan B (3 mo. Term SOFR + 2.75%)	6.40%	11/30/2029		869	850,082
Infinite Electronics
First Lien Term Loan (3 mo. Term SOFR + 3.76%)	7.58%	03/02/2028		854	854,504
Second Lien Term Loan (3 mo. Term SOFR + 7.26%)	11.08%	03/02/2029		473	468,941
Instructure Holdings, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.45%	11/13/2031		1,086	1,045,001
ION Platform Finance US, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/07/2032		1,950	1,503,016
KnowBe4 (aka Oranje MidCo. LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	7.57%	07/26/2032		199	145,642
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (6 mo. Term SOFR + 7.18%) (f)	10.76%	07/10/2028		939	898,641
Term Loan B (6 mo. GBP SONIA + 7.03%) (f)	10.76%	07/10/2028	GBP	702	909,905
Mavenir Systems, Inc., Second Lien Term Loan (f)	12.00%	07/26/2030		179	117,615
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	03/01/2029		1,211	1,149,924
Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.25%)	8.07%	07/01/2031		1,321	1,275,131
Proofpoint, Inc., Extended Term Loan (3 mo. Term SOFR + 4.50%)	8.25%	08/31/2030		1,643	1,623,114
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.22%	02/01/2029		2,037	1,094,904
First Lien Term Loan (3 mo. Term SOFR + 6.00%)	9.82%	02/01/2029		625	605,883
Renaissance Holding Corp., Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/05/2030		1,758	1,359,680
Riverbed Technology LLC, PIK Term Loan, 3.50% PIK Rate, 6.23% Cash Rate (i)	3.50%	07/01/2028		1,649	750,223
SonicWall US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.74%	04/26/2030		1,053	397,780
First Lien Term Loan (3 mo. Term SOFR + 7.50%)	11.24%	04/26/2030		213	209,924
UKG, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	02/10/2031		1,103	1,074,225
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%) (f)	7.95%	05/31/2029	EUR	2,134	2,471,248
Term Loan B-2 (6 mo. Term SOFR + 5.93%) (f)	9.44%	05/31/2029		1,205	1,201,073
					21,468,955

Financial Intermediaries–3.82%
AnaCap (AFE S.A. SICAV-RAIF) (Italy)
Delayed Draw Term Loan (f)	10.50%	01/01/2030	EUR	470	541,203
Delayed Draw Term Loan (f)(g)	0.00%	01/01/2030	EUR	216	249,165
Term Loan (f)	10.50%	01/01/2030	EUR	555	639,113
Term Loan (1 yr. EURIBOR + 0.02%) (f)	0.02%	01/15/2035	EUR	4,039	0
Term Loan B (3 mo. EURIBOR + 4.00%) (f)	6.46%	01/15/2030	EUR	5,003	4,948,244
Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/13/2031		717	707,846
Citrin Cooperman Advisors LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.73%	04/01/2032		542	535,404

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Financial Intermediaries–(continued)
Edelman Financial Engines Center LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	7.69%	12/01/2031		$408	$410,307
Eisner Advisory Group LLC
Delayed Draw Term Loan (f)(g)	0.00%	02/28/2031		269	269,454
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	02/28/2031		588	583,360
Grant Thornton Advisors LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/02/2031		917	877,558
					9,761,654

Food Products–11.86%
AMCP Pet Holdings, Inc.
Delayed Draw Term Loan (1 mo. Term SOFR + 8.11%) (e)(f)	11.79%	01/04/2028		189	189,007
Delayed Draw Term Loan (e)(f)(g)	0.00%	01/04/2028		63	63,002
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	6.50%	08/14/2030	EUR	2,500	1,920,187
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B 1.50% PIK Rate, 9.47% Cash Rate (e)(f)(i)	1.50%	10/05/2026		4,244	2,491,095
PIK Term Loan, 1.50% PIK Rate, 9.47% Cash Rate (e)(f)(i)	1.50%	10/05/2026		4,128	2,423,014
Revolver Loan (3 mo. Term SOFR + 7.15%) (e)(f)	10.97%	10/05/2026		1,566	919,236
Flora Foods (Netherlands), Term Loan B-15 (6 mo. Term SOFR + 4.25%)	7.87%	10/31/2030		1,384	1,347,005
Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		382	380,206
First Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		351	348,850
Second Lien Term Loan A (3 mo. Term SOFR + 5.25%) (f)	8.99%	10/15/2030		931	745,063
Second Lien Term Loan C (3 mo. Term SOFR + 5.25%) (f)	8.99%	10/15/2030		164	131,422
Second Lien Term Loan D (3 mo. Term SOFR + 5.25%) (f)	8.99%	10/15/2030		51	41,099
Third Lien Term Loan (3 mo. Term SOFR + 8.25%)	11.99%	04/15/2031		866	227,285
Glacier/Iceberg Acquisitions UK Ltd. (United Kingdom), Term Loan (3 mo. EURIBOR + 4.50%)	7.09%	02/11/2033	EUR	1,000	1,156,323
Shearer’s Foods LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	02/12/2031		706	700,915
Teasdale Foods, Inc., Term Loan (1 mo. Term SOFR + 6.35%) (e)(f)	10.04%	03/30/2029		18,084	13,364,063
TreeHouse Foods, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/11/2033		854	858,047
Western Smokehouse Partners
Delayed Draw Term Loan (e)(f)(g)	0.00%	03/31/2029		257	256,147
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%) (e)(f)	9.21%	03/31/2029		85	85,169
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%) (e)(f)	9.21%	03/31/2030		150	149,003
Revolver Loan (e)(f)(g)	0.00%	03/31/2030		184	183,727
Term Loan (1 mo. Term SOFR + 5.50%) (e)(f)	9.21%	03/31/2029		1,024	1,019,465
Term Loan B (3 mo. Term SOFR + 5.50%) (e)(f)	9.21%	03/31/2029		1,305	1,299,345
					30,298,675

Food Service–0.88%
BradyPLUS Holdings, LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	12/29/2032		1,030	1,019,470
Selecta Group B.V. (Switzerland)
Revolver Loan (6 mo. EURIBOR + 5.50%)
(Acquired 06/06/2025-12/08/2025; Cost $1,200,111) (f)(h)	8.21%	08/01/2030	EUR	1,067	1,232,478
Revolver Loan (f)(g)(h)	0.00%	08/01/2030	EUR	3	2,992
					2,254,940

Forest Products–1.15%
NewLife Forest Restoration LLC, Term Loan
(Acquired 02/22/2022-05/29/2026; Cost $7,100,032) (f)(h)	10.00%	04/10/2029	1,335		1,334,467
ProAmpac PG Borrower LLC, First Lien Term Loan (3 mo. Term SOFR + 4.00%)	7.82%	03/07/2033	1,604		1,601,882
					2,936,349

Health Care–7.03%
Ascend Learning LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	12/11/2028	890		890,733
Capitol Imaging Services LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.75%	01/03/2030	374		372,157
Incremental Delayed Draw Term Loan (e)(f)(g)	0.00%	01/03/2030	1,013		1,008,450
Incremental Delayed Draw Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.82%	01/03/2030	200		199,200
Incremental Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.73%	01/03/2030	37		37,257
Revolver Loan (e)(f)(g)	0.00%	01/03/2030	129		127,911
Term Loan B (3 mo. Term SOFR + 4.75%) (e)(f)	8.75%	12/31/2029	1,965		1,957,080

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Health Care–(continued)
Cerba (Chrome Bidco) (France)
Incremental Term Loan D (3 mo. EURIBOR + 5.45%)
(Acquired 01/10/2024-08/23/2024; Cost $3,269,530) (h)	8.00%	02/16/2029	EUR	3,000	$2,402,961
Term Loan B (6 mo. EURIBOR + 3.70%) (Acquired 03/13/2025-04/07/2025; Cost $3,952,258) (h)	6.25%	06/30/2028	EUR	4,000	3,209,361
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.50%)	8.22%	08/13/2031		$286	287,742
HAH Group Holding Co. (Help At Home), Term Loan B (1 mo. Term SOFR + 5.00%)	8.69%	09/24/2031		665	623,257
Precision Medicine Group LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.32%	08/20/2032		782	786,004
SDB Holdco LLC (Specialty Dental Brands)
Delayed Draw Term Loan (1 mo. Term SOFR + 7.11%) (e)(f)	10.75%	03/18/2027		803	876,618
Term Loan A (1 mo. Term SOFR + 7.11%) (e)(f)	10.75%	03/18/2027		7,179	4,429,358
Veterinary Practice Partners LLC
Delayed Draw Term Loan (e)(f)	1.68%	06/30/2030	15		15,123
Delayed Draw Term Loan (e)(f)(g)	0.00%	06/30/2030	70		68,894
Revolver Loan (e)(f)(g)	0.00%	06/30/2030	35		34,926
Term Loan (e)(f)	9.32%	06/30/2030	633		626,962
					17,953,994

Home Furnishings–1.47%
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.00%)	6.73%	01/17/2032	987		991,379
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%) (f)	11.35%	06/29/2028	119		118,312
Term Loan (3 mo. Term SOFR + 7.61%)	11.35%	06/29/2028	1,672		1,576,095
Weber-Stephen Products LLC, Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/01/2032	1,078		1,074,286
					3,760,072

Industrial Equipment–6.77%
80-20
Delayed Draw Term Loan (e)(f)(g)	0.00%	12/12/2031	254		252,190
Revolver Loan (e)(f)(g)	0.00%	12/12/2031	381		378,286
Term Loan A (3 mo. PRIME + 4.50%) (e)(f)	8.23%	12/12/2031	1,362		1,352,135
Associated Spring, Incremental Term Loan (3 mo. Term SOFR + 5.50%) (e)(f)	9.23%	04/30/2030	3,500		3,465,000
AWP Group Holdings, Inc.
Revolver Loan (e)(f)	2.61%	12/22/2032	169		167,899
Revolver Loan (e)(f)(g)	0.00%	12/22/2032	517		512,773
Term Loan (e)(f)(k)	-	12/22/2032		3,938	3,906,746
Columbus Mckinnon Corp., Term Loan B (k)	-	01/31/2033		695	698,782
Kantar (Summer BC Bidco/KANGRP) (Luxembourg), Term Loan B (3 mo. Term SOFR + 5.25%)	8.99%	02/15/2029		385	324,703
LSF12 Helix Parent LLC (Hillenbrand), Term Loan B (1 mo. Term SOFR + 3.00%)	7.19%	02/10/2033		786	786,358
Prime Power Solutions LLC, Second Lien Term Loan (e)(f)	9.31%	10/30/2031		5,000	4,920,000
STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.11%)	7.79%	03/25/2031		354	355,933
Tank Holding Corp., Revolver Loan (f)(g)	0.00%	03/31/2028		176	167,968
					17,288,773

Insurance–0.40%
Acrisure LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	06/21/2032		135	108,253
Acrisure LLC/Acrisure Finance, Inc., Term Loan B-6 (1 mo. Term SOFR + 3.00%)	6.69%	11/06/2030		1,053	898,645
					1,006,898

Leisure Goods, Activities & Movies–2.80%
Amex GBT (Gaia Purchaser, Inc.), Term Loan B (k)	-	06/25/2033		700	705,368
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	12/02/2031		2,584	2,598,887
Fitness International LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	8.19%	02/12/2029		641	643,564
Tripadvisor, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	6.44%	07/08/2031		245	237,467
VUE Cinemas (VUECIN) (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-04/08/2026; Cost $723,833) (f)(h)	10.46%	12/31/2029	EUR	888	1,536,423
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-04/08/2026; Cost $588,159) (f)(h)	10.46%	12/31/2027	EUR	548	949,030

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value

Leisure Goods, Activities & Movies–(continued)
Vue International Bidco PLC (United Kingdom), Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/21/2024-04/08/2026; Cost $257,647) (f)(h)	10.46%	06/30/2027	EUR	243	$488,843
					7,159,582

Lodging & Casinos–2.06%
Bingo Holdings I, LLC (PlayAGS), Term Loan B (3 mo. Term SOFR + 4.75%)	8.48%	06/30/2032		$387	386,769
Caesars Entertainment, Inc., Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.94%	02/06/2031		345	333,234
Fertitta Entertainment LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	01/27/2029		1,449	1,453,919
J&J Ventures Gaming LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.19%	04/26/2030		338	334,939
Ontario Gaming GTA L.P., First Lien Term Loan B (k)	-	08/01/2030		369	358,442
Turquoise/TRQ Sales LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	12/30/2032		628	627,247
Voyager Parent LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.98%	07/01/2032		1,766	1,773,140
					5,267,690

Oil & Gas–2.00%
McDermott International, Ltd.
LOC (3 mo. Term SOFR + 4.00%)	7.75%	10/17/2026		1,193	1,166,517
LOC (g)	0.00%	06/30/2027		2,601	2,552,036
PIK Term Loan, 3.00% PIK Rate, 4.80% Cash Rate (1 mo. Term SOFR + 1.00%) (i)	3.00%	12/31/2027		1,240	1,210,573
Term Loan (1 mo. Term SOFR + 3.11%)	6.80%	06/30/2027		180	176,104
					5,105,230

Publishing–1.51%
Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.74%	03/24/2031		1,562	1,558,576
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	6.82%	10/30/2030		682	684,417
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	9.04%	04/09/2029		2,303	1,619,002
					3,861,995

Retailers (except Food & Drug)–0.09%
PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	08/18/2032		235	236,989

Surface Transport–1.36%
Arcosa Marine Products, Inc.
Revolver Loan (e)(f)(g)	0.00%	04/01/2032		162	160,714
Term Loan B (3 mo. Term SOFR + 5.00%) (e)(f)	8.73%	04/01/2032		1,027	1,016,518
Armstrong Transport Group
Delayed Draw Term Loan (e)(f)(g)	0.00%	05/29/2033		210	207,645
Revolver Loan (e)(f)	2.20%	06/23/2033		29	28,367
Revolver Loan (e)(f)(g)	0.00%	06/23/2033		82	80,735
Term Loan (e)(f)	8.45%	05/29/2033		442	436,054
Source Holding Delaware LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	02/07/2031		369	355,753
Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.51%	02/07/2031		19	18,331
Revolver Loan (e)(f)(g)	0.00%	02/07/2031		66	63,618
Revolver Loan (3 mo. Term SOFR + 4.75%) (e)(f)	10.50%	02/07/2031		128	123,493
Term Loan A (3 mo. Term SOFR + 4.75%) (e)(f)	8.49%	02/07/2031		893	859,515
STG Distribution LLC, Term Loan (3 mo. Term SOFR + 6.90%) (f)	10.63%	07/15/2031		127	126,778
					3,477,521

Telecommunications–2.80%
CoreWeave
Delayed Draw Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	11/15/2031		135	136,209
Delayed Draw Term Loan (g)	0.00%	11/15/2031		176	177,964
CoreWeave Financing DDTL V-V LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)	9.15%	09/30/2031		154	154,788
Delayed Draw Term Loan (g)	0.00%	09/30/2031		184	184,631
Genesys Cloud Services Holdings I LLC, Term Loan (1 mo. Term SOFR + 2.25%)	6.19%	01/30/2032		691	676,718
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.19%	09/27/2029		874	881,021

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Telecommunications–(continued)
MLN US HoldCo LLC (dba Mitel)
Term Loan A-1 (1 mo. Term SOFR + 6.50%) (Acquired 06/25/2025-08/31/2026; Cost $551,243) (f)(h)	7.69%	06/20/2028	$558	$550,322
Term Loan A-2 (1 mo. Term SOFR + 8.00%) (Acquired 06/20/2025-08/31/2026; Cost $1,967,795) (f)(h)	6.00%	06/20/2030	2,200	1,925,987
ViaSat, Inc., Term Loan B (1 mo. Term SOFR + 4.61%)	8.27%	05/30/2030	851	858,783
Windstream Services LLC, Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	10/06/2032	791	795,056
Zayo Group Holdings, Inc., Term Loan, 0.50% PIK Rate, 6.80% Cash Rate (i)	0.50%	03/11/2030	791	793,013
				7,134,492

Utilities–0.32%
Eastern Power LLC, Term Loan (3 mo. Term SOFR + 4.75%)	8.44%	04/03/2029	815	821,028
Total Variable Rate Senior Loan Interests (Cost $338,424,830)				302,437,309

			Shares

Common Stocks & Other Equity Interests–14.74% (l)
Automotive–0.00%
Cabonline, Class D (Acquired 10/30/2023; Cost $57,053) (Sweden) (f)(h)	63,547,434			7
Cabonline, Class D1 (Acquired 10/30/2023; Cost $2) (Sweden) (f)(h)	2,236,496			0
Cabonline, Class D2 (Acquired 10/31/2023; Cost $2) (Sweden) (f)(h)	1,908,761			0
Muth Mirror Systems LLC (f)	29,146			0
Muth Mirror Systems LLC, Wts. (Acquired 12/15/2023; Cost $0) (e)(f)(h)	195,471			0
				7

Beverage & Tobacco–0.00%
City Brewing Company LLC (f)	3,052			0

Building & Development–0.97%
Empire Today LLC (Acquired 05/01/2026; Cost $1,358,016) (f)(h)	62,606			2,477,945
Lake at Las Vegas Joint Venture LLC, Class A (f)	2,338			0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $285,788) (f)(h)	28			0
				2,477,945

Business Equipment & Services–7.68%
ANVIL UK BIDCO, Ltd., Term Loan (United Kingdom) (f)	40,000			62,000
Monitronics International, Inc. (Acquired 06/30/2023-12/16/2025; Cost $2,380,776) (f)(h)	122,556			6,602,092
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $3,184,108) (f)(h)	47,743			12,939,279
				19,603,371

Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv), Class A (Germany) (f)	18,948			0

Containers & Glass Products–0.57%
Klockner (KPERST/Kleopatra) (Luxembourg)	313,884			641,135
Libbey Glass LLC (Acquired 11/13/2020-09/05/2025; Cost $344,530) (f)(h)	76,695			807,598
				1,448,733

Electronics & Electrical–0.00%
Riverbed Technology LLC, Class B (Acquired 07/03/2023; Cost $5,458) (f)(h)	41,988			2,309
Robertshaw Controls Co. (f)(h)	144			0
Sandvine Corp. (Acquired 06/28/2024; Cost $0) (f)(h)	5,849			0
				2,309

Food Service–0.67%
Selecta Group B.V., Class A1 (Acquired 07/31/2025; Cost $1,303,380) (Switzerland) (f)(h)	11,326			1,356,485
Selecta Group B.V., Class A2 (Acquired 07/31/2025; Cost $345,121) (Switzerland) (f)(h)	2,999			359,183
Teasdale Food Holdings LLC, Wts. (Acquired 03/30/2026; Cost $0) (f)(h)	5,059			0
				1,715,668

Forest Products–0.02%
NewLife Forest Restoration LLC	54,171			54,171

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Dynamic Credit Opportunity Fund

				Shares	Value

Health Care–0.00%
SDB Holdco LLC (Specialty Dental Brands) (f)				5,863,446	$6

Home Furnishings–0.18%
Serta Simmons Bedding LLC				61,610	454,374

Industrial Equipment–0.00%
North American Lifting Holdings, Inc. (Acquired 11/26/2013-10/27/2021; Cost $1,576,038) (h)				62,889	2,987

Leisure Goods, Activities & Movies–1.00%
Crown Finance US, Inc.				100,722	2,559,397

VUE Cinemas (VUECIN), Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)				2,084	0

VUE Cinemas (VUECIN), Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)				1,026,420	1

VUE Cinemas (VUECIN), Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)				638,918	1

VUE Cinemas (VUECIN), Class A4 (United Kingdom) (f)				445,416	1

					2,559,400

Oil & Gas–1.99%
McDermott International, Ltd. (m)				106,979	470,708

McDermott International, Ltd. (Bermuda)				1,042,384	4,586,490

Samson Investment Co., Class A (Acquired 03/01/2017; Cost $2,932,743) (f)(h)	163,748				11,462

Tribune Resources LLC (f)	376,237				26,336

					5,094,996

Radio & Television–0.00%
iHeartMedia, Inc., Class B (f)				42	142

Surface Transport–0.96%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $743,133) (f)(h)				8,956	922,244

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/20/2026; Cost $18,460) (h)				29,536	18,460

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $781,183) (f)(h)				9,414	969,407

STG Distribution LLC (Acquired 07/08/2026; Cost $522,923) (f)(h)				66,695	542,392

					2,452,503

Telecommunications–0.70%
MLN US HoldCo. LLC (dba Mitel) (f)	263,002				1,780,524

Total Common Stocks & Other Equity Interests (Cost $58,979,714)					37,647,136

	Interest Rate	Maturity Date	Principal Amount (000) (a)
Non-U.S. Dollar Denominated Bonds & Notes–3.15% (n)
Automotive–0.40%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $169,681) (f)(h)(o)	10.00%	03/19/2028	SEK	1,909	191,919

Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $347,109) (f)(h)(j)(o)	0.00%	03/19/2028	SEK	3,818	382,922

Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $784,118) (f)(h)(j)(o)	0.00%	04/19/2029	SEK	7,380	460,196

					1,035,037

Financial Intermediaries–2.28%
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (o)(p)	7.90%	12/15/2029	EUR	3,000	3,493,767

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (o)(p)	7.90%	12/15/2029	EUR	2,000	2,329,178

					5,822,945

Food Service–0.47%
Selecta Group B.V. (Switzerland) (f)	15.00%	10/01/2030	EUR	1,057	1,190,201

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,984,217)					8,048,183

				Shares
Preferred Stocks–3.07% (l)
Health Care–0.00%
SDB Holdco LLC (Specialty Dental Brands), Pfd. (f)				2,844,928	3

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunity Fund

		Shares		Value

Insurance–0.18%
Pinion Insurance Group, Pfd. (e)(f)		459,511		$459,511

Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-05/09/2019; Cost $285,287) (f)(h)		288,393		1,702

Surface Transport–2.89%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $978,436) (f)(h)		42,058		4,330,922

Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $687,140) (f)(h)		29,536		3,041,470

				7,372,392

Total Preferred Stocks (Cost $3,290,880)				7,833,608

	Interest Rate	Maturity Date	Principal Amount (000) (a)

U.S. Dollar Denominated Bonds & Notes–1.17%

Air Transport–0.13%
WestJet, An Alberta Partnership (Canada) (o)	8.00%	02/14/2031	$345	332,296

Brokers, Dealers & Investment Houses–0.01%
First Eagle Holdings, Inc. (o)	7.25%	08/15/2032	32	32,674

Building & Development–0.11%
Signal Parent, Inc. (Acquired 09/11/2023-09/27/2023; Cost $447,189) (f)(h)(o)	6.13%	04/01/2029	564	287,640

Chemicals & Plastics–0.01%
BASF Coatings (o)	7.13%	06/15/2033	32	32,537

Containers & Glass Products–0.06%
Sword Purchaser LLC (o)	8.25%	04/15/2033	149	154,310

Electronics & Electrical–0.17%
ION Platform Finance US, Inc. (o)	7.88%	09/30/2032	243	192,234

ION Platform Finance US, Inc./ION Platform Finance S.a.r.l. (o)	9.00%	08/01/2029	261	238,877

				431,111

Food Products–0.32%
Industrial F&B Investments III, Inc. (o)	7.75%	02/11/2033	107	108,308

Viking Baked Goods Acquisition Corp. (o)	8.63%	11/01/2031	702	704,492

				812,800

Health Care–0.04%
HAH Group Holding Co. LLC (o)	9.75%	10/01/2031	100	94,954

Industrial Equipment–0.11%
Columbus McKinnon Corp. (o)	7.13%	02/01/2033	268	271,346

Leisure Goods, Activities & Movies–0.02%
Gaia Purchaser, Inc. (o)	7.63%	07/15/2033	64	65,383

Retailers (except Food & Drug)–0.19%
PetSmart LLC/PetSmart Finance Corp. (o)	7.50%	09/15/2032	470	474,783

Total U.S. Dollar Denominated Bonds & Notes (Cost $3,206,383)				2,989,834

TOTAL INVESTMENTS IN SECURITIES–140.54% (Cost $411,886,024)				358,956,070

BORROWINGS–(37.20)%				(95,000,000)

OTHER ASSETS LESS LIABILITIES–(3.34)%				(8,550,294)

NET ASSETS–100.00%				$255,405,776

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunity Fund

Investment Abbreviations:

DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
Wts.	- Warrants
Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(h)	Restricted security. The aggregate value of these securities at August 31, 2026 was $65,238,683, which represented 25.54% of the Fund’s Net Assets.
(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2026 was $14,021,524, which represented 5.55% of the Fund’s Net Assets.

(k)	This variable rate interest will settle after August 31, 2026, at which time the interest rate will be determined.
(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2026 was $9,847,816, which represented 3.86% of the Fund’s Net Assets.

(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2026.

	Value February 28, 2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$17,538,239	$(17,538,239)	$-	$-	$-	$(24,734)
Invesco Treasury Portfolio, Institutional Class	-	11,692,160	(11,692,160)	-	-	-	2,861
Total	$-	$29,230,399	$(29,230,399)	$-	$-	$-	$(21,873)
The aggregate value of securities considered illiquid at August 31, 2026 was $123,145,510, which represented 48.22% of the Fund’s Net Assets.
Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/08/2026	Bank Of America	USD	27,896	GBP	20,775	$254

09/28/2026	BNP Paribas S.A.	USD	869,363	EUR	750,000	2,682

09/28/2026	JP Morgan Chase Bank	USD	926,061	EUR	798,844	2,776

10/30/2026	JP Morgan Chase Bank	EUR	46,584,247	USD	54,464,489	232,683

09/28/2026	Royal Bank of Canada	SEK	114,526	USD	12,082	108

10/30/2026	Royal Bank of Canada	SEK	14,331,748	USD	1,514,827	13,584

10/30/2026	State Street Bank & Trust Co.	USD	315,648	SEK	3,023,982	1,112

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunity Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

10/30/2026	Toronto Dominion Bank	GBP	1,091,046	USD	1,487,059	$8,537

Subtotal–Appreciation						261,736

Currency Risk
09/08/2026	Bank Of America	EUR	1,652,965	USD	1,904,460	(16,000)

09/08/2026	Bank Of America	GBP	4,527,420	USD	6,079,181	(55,457)

09/28/2026	BNP Paribas S.A.	EUR	47,544,175	USD	54,243,101	(1,037,739)

09/08/2026	Goldman Sachs & Co.	EUR	311	USD	358	(3)

09/28/2026	JP Morgan Chase Bank	EUR	588,916	USD	684,066	(682)

09/28/2026	JP Morgan Chase Bank	GBP	11,257	USD	15,226	(28)

09/28/2026	JP Morgan Chase Bank	USD	54,399,727	EUR	46,584,246	(235,020)

09/28/2026	Morgan Stanley	SEK	14,078,839	USD	1,454,307	(17,802)

09/28/2026	Royal Bank of Canada	GBP	1,079,789	USD	1,439,258	(23,897)

09/28/2026	Royal Bank of Canada	SEK	138,383	USD	14,357	(113)

09/28/2026	Royal Bank of Canada	USD	1,512,195	SEK	14,331,748	(13,640)

09/28/2026	Toronto Dominion Bank	USD	1,487,033	GBP	1,091,046	(8,625)

Subtotal–Depreciation						(1,409,006)

Total Forward Foreign Currency Contracts						$(1,147,270)

Abbreviations:
EUR	- Euro
GBP	- British Pound Sterling
SEK	- Swedish Krona
USD	- U.S. Dollar
Portfolio Composition
†
By credit quality, based on total investments
as of August 31, 2026

BBB-	0.10%

BB+	0.09

BB	0.26

BB-	1.14

B+	3.41

B	14.01

B-	7.37

CCC+	5.64

CCC	2.1

CCC-	1.74

Non-Rated	51.49
Equity	12.65

†
Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.

Excluding money market fund holdings, if any.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Assets and Liabilities
August 31, 2026
(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $411,886,024)	$358,956,070

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	261,736

Cash	6,589,774

Foreign currencies, at value (Cost $2,852,641)	2,860,355

Receivable for:
Investments sold	5,599,369

Fund shares sold	49,557

Interest	7,914,962

Investments matured, at value (Cost $89,567)	36,722

Investment for trustee deferred compensation and retirement plans	44,359

Other assets	143,036

Total assets	382,455,940

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,409,006

Payable for:
Borrowings	95,000,000

Investments purchased	3,932,855

Dividends	1,723,917

Accrued fees to affiliates	87,000

Accrued interest expense	181,332

Accrued trustees’ and officers’ fees and benefits	4,375

Accrued other operating expenses	233,557

Trustee deferred compensation and retirement plans	44,359

Unfunded loan commitments	24,433,763

Total liabilities	127,050,164

Net assets applicable to shares outstanding	$255,405,776

Net assets consist of:
Shares of beneficial interest	$464,058,295

Distributable earnings (loss)	(208,652,519)

$255,405,776

Net Assets:
Class A	$864,847

Class AX	$120,262,369

Class Y	$899,234

Class R6	$133,379,326

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	90,815

Class AX	12,631,994

Class Y	94,344

Class R6	13,997,471

Class A:
Net asset value per share	$9.52

Maximum offering price per share
(Net asset value of $9.52 ÷ 96.75%)	$9.84

Class AX:
Net asset value and offering price per share	$9.52

Class Y:
Net asset value and offering price per share	$9.53

Class R6:
Net asset value and offering price per share	$9.53

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Operations
For the six months ended August 31, 2026
(Unaudited)

Investment income:
Interest	$12,746,268

Dividends	1,178,241

Dividends from affiliated money market funds	(21,873)

Pay-in-kind interest income	2,995,609

Total investment income	16,898,245

Expenses:
Advisory fees	2,200,748

Administrative services fees	17,423

Custodian fees	21,235

Distribution fees: Class A	1,102

Interest, facilities and maintenance fees	3,087,364

Transfer agent fees	96,115

Transfer agent fees – R6	19,743

Trustees’ and officers’ fees and benefits	12,105

Registration and filing fees	27,935

Reports to shareholders	55,871

Professional services fees	237,584

Other	19,694

Total expenses	5,796,919

Less: Fees waived and/or expenses reimbursed	(265)

Net expenses	5,796,654

Net investment income	11,101,591

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,554,868)

Foreign currencies	(72,346)

Forward foreign currency contracts	3,533,234

(12,093,980)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,603,975

Foreign currencies	1,835

Forward foreign currency contracts	(2,011,450)

(405,640)

Net realized and unrealized gain (loss)	(12,499,620)

Net increase (decrease) in net assets resulting from operations	$(1,398,029)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Changes in Net Assets
For the six months ended August 31, 2026 and the year ended February 28, 2026
(Unaudited)

	August 31, 2026	February 28, 2026

Operations:
Net investment income	$11,101,591	$22,685,937

Net realized gain (loss)	(12,093,980)	(25,325,603)

Change in net unrealized appreciation (depreciation)	(405,640)	11,577,168

Net increase (decrease) in net assets resulting from operations	(1,398,029)	8,937,502

Distributions to shareholders from distributable earnings:
Class A	(43,307)	(54,162)

Class AX	(6,465,302)	(15,714,863)

Class Y	(39,476)	(29,602)

Class R6	(6,570,751)	(9,444,067)

Total distributions from distributable earnings	(13,118,836)	(25,242,694)

Return of capital:
Class A	–	(4,921)

Class AX	–	(1,427,662)

Class Y	–	(2,689)

Class R6	–	(857,974)

Total distributions	(13,118,836)	(27,535,940)

Share transactions-net:
Class A	(24,190)	730,225

Class AX	(12,126,145)	(26,439,768)

Class Y	143,478	802,992

Class R6	25,611,400	37,723,019

Net increase in net assets resulting from share transactions	13,604,543	12,816,468

Net increase (decrease) in net assets	(912,322)	(5,781,970)

Net assets:
Beginning of period	256,318,098	262,100,068

End of period	$255,405,776	$256,318,098

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Cash Flows
For the six months ended August 31, 2026
(Unaudited)

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,398,029)

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(94,328,730)

Proceeds from sales of investments	64,123,683

Purchases of short-term investments, net	(6,954,306)

Amortization (accretion) of premiums and discounts, net	(1,054,214)

Net realized loss from investment securities	15,554,868

Net change in unrealized appreciation on investment securities	(1,603,975)

Net change in unrealized depreciation on forward foreign currency contracts and foreign currency	1,984,463

Change in operating assets and liabilities:

Increase in receivables and other assets	(105,510)

Decrease in accrued expenses and other payables	(548,601)

Net cash provided by (used in) operating activities	(24,330,351)

Cash provided by financing activities:
Dividends paid to shareholders from distributable earnings	(10,388,555)

Proceeds from shares of beneficial interest sold	25,665,019

Disbursements from shares of beneficial interest reacquired	(14,637,554)

Proceeds from borrowings	57,000,000

Repayment from borrowings	(32,000,000)

Net cash provided by financing activities	25,638,910

Cash impact from foreign exchange fluctuations:
Net change in appreciation on foreign currency	$26,987

Net increase in cash and cash equivalents	1,335,546

Cash and cash equivalents at beginning of period	8,114,583

Cash and cash equivalents at end of period	$9,450,129

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$2,598,001

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$17,090

Cash paid during the period for interest, facilities and maintenance fees	$3,290,453

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Class A	Six Months Ended August 31, 2026		Years Ended February 28,		Year Ended February 29, 2024		Year Ended February 28, 2023		Period Ended February 28, 2022 (a)
			2026	2025

Net asset value, beginning of period	$ 10.05		$ 10.86	$ 11.18	$ 11.24		$ 12.27		$ 12.46

Net investment income (b)	0.41		0.92	1.24	1.21		0.79		0.85

Net gains (losses) on securities (both realized and unrealized)	(0.46)		(0.40)	(0.35)	(0.14)		(0.92)		(0.90)

Total from investment operations	(0.05)		0.52	0.89	1.07		(0.13)		(0.05)

Less:
Less: Dividends from net investment income	(0.48)		(1.23)	(1.21)	(1.13)		(0.90)		(0.14)

Return of capital	–		(0.10)	–	–		–		–

Total distributions	(0.48)		(1.33)	(1.21)	(1.13)		(0.90)		(0.14)

Net asset value, end of period	$ 9.52		$ 10.05	$ 10.86	$ 11.18		$ 11.24		$ 12.27

Total return at net asset value (c)	(0.47)%		4.82%	8.28%	9.92%		(1.03)%		(0.38)%

Net assets, end of period (000’s omitted)	$ 865		$ 936	$ 258	$ 137		$ 91		$ 12

Portfolio turnover rate (d)	17%		35%	27%	27%		22%		96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	4.78	% (e)(f)	4.27%	4.25%	4.40	% (f)	4.27	% (f)	2.84	% (e)(f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.40	% (e)	2.38%	2.32%	2.34%		2.37%		2.32	% (e)

Without fee waivers and/or expense reimbursements	4.78	% (e)	4.28%	4.26%	4.40%		4.27%		2.84	% (e)

Ratio of net investment income	8.25	% (e)	8.76%	11.31%	10.87%		7.06%		4.91	% (e)

Senior indebtedness:
Total borrowings (000’s omitted)	$95,000		$70,000	$64,500	$87,000		$136,000		$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 3,688		$ 4,662	$ 5,064	$ 5,080		$ 4,132		$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Annualized.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
–(continued)

	Six months ended August 31, 2026	Years Ended February 28,		Year Ended February 29, 2024		Years Ended February 28,
Class AX (a)		2026	2025			2023		2022

Net asset value, beginning of period	$ 10.05	$ 10.85	$ 11.18	$ 11.23		$ 12.27		$ 12.02

Net investment income (b)	0.42	0.96	1.27	1.24		0.88		0.65

Net gains (losses) on securities (both realized and unrealized)	(0.45)	(0.39)	(0.36)	(0.13)		(0.99)		0.38

Total from investment operations	(0.03)	0.57	0.91	1.11		(0.11)		1.03

Less:
Dividends from net investment income	(0.50)	(1.27)	(1.24)	(1.16)		(0.93)		(0.78)

Return of capital	–	(0.10)	–	–		–		–

Total distributions	(0.50)	(1.37)	(1.24)	(1.16)		(0.93)		(0.78)

Net asset value, end of period	$ 9.52	$ 10.05	$ 10.85	$ 11.18		$ 11.23		$ 12.27

Total return at net asset value (c)	(0.35)%	5.22%	8.44%	10.29%		(0.86)%		8.75%

Net assets, end of period (000’s omitted)	$120,262	$139,386	$177,284	$354,477		$425,833		$622,174

Portfolio turnover rate (d)	17%	35%	27%	27%		22%		96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	4.53% (e)(f)	4.02%	4.00%	4.15	% (f)	3.68	% (f)	2.52	% (f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.15% (e)	2.13%	2.07%	2.09%		2.12%		1.96%

Without fee waivers and/or expense reimbursements	4.53% (e)	4.03%	4.01%	4.15%		3.68%		2.52%

Ratio of net investment income	8.50% (e)	9.01%	11.56%	11.12%		7.65%		5.23%

Senior indebtedness:
Total borrowings (000’s omitted)	$ 95,000	$ 70,000	$ 64,500	$ 87,000		$136,000		$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 3,688	$ 4,662	$ 5,064	$ 5,080		$ 4,132		$ 3,867

(a)
Prior to November 1, 2021, the Fund operated as a
Closed-End
non-interval
fund. On such date, holders of common shares of
Closed-End
Fund received Class AX shares of the Fund equal to the number of
Closed-End
Fund common shares they owned prior to Reorganization.

(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Annualized.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
–(continued)

Class Y	Six Months Ended August 31, 2026		Years Ended February 28,		Year Ended February 29, 2024		Year Ended February 28, 2023		Period Ended February 28, 2022 (a)
			2026	2025

Net asset value, beginning of period	$ 10.06		$ 10.87	$ 11.18	$ 11.24		$ 12.27		$ 12.46

Net investment income (b)	0.42		0.93	1.28	1.23		0.87		0.86

Net gains (losses) on securities (both realized and unrealized)	(0.45)		(0.37)	(0.35)	(0.13)		(0.97)		(0.90)

Total from investment operations	(0.03)		0.56	0.93	1.10		(0.10)		(0.04)

Less:
Less: Dividends from net investment income	(0.50)		(1.27)	(1.24)	(1.16)		(0.93)		(0.15)

Return of capital	–		(0.10)	–	–		–		–

Total distributions	(0.50)		(1.37)	(1.24)	(1.16)		(0.93)		(0.15)

Net asset value, end of period	$ 9.53		$ 10.06	$ 10.87	$ 11.18		$ 11.24		$ 12.27

Total return at net asset value (c)	(0.34)%		5.13%	8.64%	10.19%		(0.75)%		(0.34)%

Net assets, end of period (000’s omitted)	$ 899		$ 795	$ 28	$ 319		$ 10		$ 11

Portfolio turnover rate (d)	17%		35%	27%	27%		22%		96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	4.53	% (e)(f)	4.02%	4.00%	4.15	% (f)	3.68	% (f)	2.59	% (e)(f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.15	% (e)	2.13%	2.07%	2.09%		2.12%		2.07	% (e)

Without fee waivers and/or expense reimbursements	4.53	% (e)	4.03%	4.01%	4.15%		3.68%		2.59	% (e)

Ratio of net investment income	8.50	% (e)	9.01%	11.56%	11.12%		7.65%		5.16	% (e)

Senior indebtedness:
Total borrowings (000’s omitted)	$95,000		$70,000	$64,500	$87,000		$136,000		$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 3,688		$ 4,662	$ 5,064	$ 5,080		$ 4,132		$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Annualized.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
–(continued)

Class R6	Six Months Ended August 31, 2026		Years Ended February 28,				Year Ended February 29, 2024		Year Ended February 28, 2023		Period Ended February 28, 2022 (a)
			2026		2025

Net asset value, beginning of period	$ 10.06		$ 10.86		$ 11.19		$ 11.24		$ 12.27		$ 12.46

Net investment income (b)	0.42		0.96		1.29		1.25		0.89		0.86

Net gains (losses) on securities (both realized and unrealized)	(0.45)		(0.38)		(0.36)		(0.13)		(0.98)		(0.90)

Total from investment operations	(0.03)		0.58		0.93		1.12		(0.09)		(0.04)

Less:
Less: Dividends from net investment income	(0.50)		(1.28)		(1.26)		(1.17)		(0.94)		(0.15)

Return of capital	–		(0.10)		–		–		–		–

Total distributions	(0.50)		(1.38)		(1.26)		(1.17)		(0.94)		(0.15)

Net asset value, end of period	$ 9.53		$ 10.06		$ 10.86		$ 11.19		$ 11.24		$ 12.27

Total return at net asset value (c)	(0.30)%		5.36%		8.59%		10.41%		(0.70)%		(0.33)%

Net assets, end of period (000’s omitted)	$133,379		$115,201		$84,530		$ 9		$ 9		$ 10

Portfolio turnover rate (d)	17%		35%		27%		27%		22%		96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	4.41	% (e)(f)	3.95	% (f)	3.85	% (f)	4.05	% (f)	3.58	% (f)	2.55	% (e)(f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.03	% (e)	2.06%		1.92%		1.99%		2.02%		2.03	% (e)

Without fee waivers and/or expense reimbursements	4.41	% (e)	3.95%		3.85	% (f)	4.05%		3.58%		2.55	% (e)

Ratio of net investment income	8.62	% (e)	9.08%		11.71%		11.22%		7.75%		5.20	% (e)

Senior indebtedness:
Total borrowings (000’s omitted)	$ 95,000		$ 70,000		$64,500		$87,000		$136,000		$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 3,688		$ 4,662		$ 5,064		$ 5,080		$ 4,132		$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Annualized.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Financial Statements
August 31, 2026
(Unaudited)
NOTE 1–Significant Accounting Policies
Invesco Dynamic Credit Opportunity Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC.
The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Dynamic Credit Opportunity TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed two separate series. The Fund owns all beneficial and economic interests in the Subsidiary and each of the Subsidiary’s two series. The accompanying consolidated financial statements reflect, on a consolidated basis, the financial position and results of operations of the Fund, its Loan Origination Trust, the Subsidiary and each of the Subsidiary’s two series.
The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or fixed rate senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The Fund currently consists of four different classes of shares: Class A, Class AX, Class Y and Class R6 shares. Class AX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares are sold with a front-end
sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class AX, Class Y and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations
- Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s most recently reported net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private investments will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the investment’s fair value in accordance with the Valuation Procedures. Valuation techniques used for private investments may include, as appropriate, an income approach, including a discounted cash flow analysis; a market approach using observable transactions involving comparable investments; or other valuation techniques. Significant inputs and assumptions may include discount rates, prevailing credit spreads, comparable transaction data, projected cash flows, payment history, covenant compliance, issuer or borrower operating and financial information, maturity and liquidity characteristics, collateral values, default

24	Invesco Dynamic Credit Opportunity Fund

probabilities, recovery rate assumptions and other investment-specific or market-related factors. The relevance and relative weighting of these inputs and assumptions may vary by investment and over time. Changes in these inputs might result in a significantly different fair valuation at the applicable measurement date.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Fair value measurements are intended to reflect the assumptions that market participants would use in pricing an investment as of the applicable measurement date. Valuation models and techniques may be calibrated to the transaction price initially, where appropriate, and may subsequently be reassessed in light of available market information and changes in facts or circumstances. There can be no assurance that such calibration or reassessment will result in a valuation that corresponds to the price that could be obtained in an actual transaction.
Prices or valuation information received from a pricing service or other third party may be based on models, estimates or information that is incomplete, stale, or otherwise does not completely reflect current market conditions. The use of a pricing service or other third party does not eliminate valuation risk, and the Adviser may determine that a price or other valuation information received from such a third party is unreliable or does not represent fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Changes in one or more significant inputs or assumptions could result in a significantly different fair value for an investment on the same reporting date. Different valuation techniques or reasonable judgments concerning the selection or weighting of inputs and assumptions could produce materially different valuation results. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination
- For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
- Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend
date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.
Federal Income Taxes -
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

25	Invesco Dynamic Credit Opportunity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses
- Fees provided for under the Rule
12b-1
plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.
Interest, Facilities and Maintenance Fees
- Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.
Accounting Estimates
- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the consolidated financial statements are released to print.

I.
Indemnifications
- Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund, the LLC and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.
Segment Reporting
- The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements.

K.
Cash and Cash Equivalents -
For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.

L.
Securities Purchased on a When-Issued and Delayed Delivery Basis
- The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

M.
Foreign Currency Translations
- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts
- The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
O.
Industry Focus
- To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

P.	Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and

26	Invesco Dynamic Credit Opportunity Fund

number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it be lie
ves have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Foreign Risk - The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

R.
Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

S.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
In making a loan directly to the borrower (“direct loan”), the Fund is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
By investing through the LLC and Subsidiary, the Fund is exposed to the risks associated with the investments of the LLC and Subsidiary (which risks are generally the same as the Fund’s investment risks). The LLC and Subsidiary are not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, are not subject to the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its LLC and Subsidiary, and the LLC and Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which the LLC and Subsidiary are organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund, the LLC and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders.
Investments through the Subsidiary, which is taxable as a corporation for U.S. federal income tax purposes, may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
A significant amount of the Fund’s investments are expected to be in securities, loans and other instruments that do not have readily available market quotations (“private investments”). These private investments are valued at fair value as determined in good faith by the Adviser as described above. In connection with that determination, valuations will be prepared using inputs from the sponsor, issuer or borrower with respect to the relevant investment, and the Adviser may consider, as one input among others, certain procedures performed by a sub-adviser or one or more independent valuation firms, if any. The Adviser may also consider proprietary models depending on the availability of information on the Fund’s assets and the type of asset being valued, all in accordance with the Fund’s valuation policy. Additionally, the Adviser expects to receive information regarding the Fund’s private investments, which it may use to price those investments and calculate the Fund’s net asset value, on a monthly or quarterly basis, often on a significant lag. The Adviser generally does not expect to receive updated information from the sponsors, issuers or borrowers more frequently. As a result, the prices of such investments and the Fund’s net asset value attributable to such investments may be based on portfolio company information from the prior month or quarter. Events occurring after the date of the most recently available information, including deterioration in an issuer’s or borrower’s financial condition, covenant breaches, payment defaults, restructurings, extensions, changes in collateral value or changes in market conditions, may not be reflected in such information. Although the Adviser may make adjustments based on reasonably available information, there can be no assurance that all relevant developments will be identified or reflected in a valuation. A lack of timely sponsor, borrower or issuer information may increase the degree of judgment, estimation and uncertainty involved in the fair valuation.
The Fund may invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) or with PIK interest where interest owed by the relevant borrower or issuer is periodically capitalized into the principal balance of the debt instrument rather than paid in cash. Because the Fund may be required to recognize income in respect of these investments before, or without, receiving cash representing such income (e.g.,

27	Invesco Dynamic Credit Opportunity Fund

PIK interest), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital or reduce new investments to obtain the cash needed to make these income distributions. Market prices of OID and PIK instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK instruments may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers or issuers who may need to defer interest payments. Instruments that are treated as having OID for U.S. federal income tax purposes or that provide for PIK interest may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Instruments that are treated as having OID or that provide for PIK interest generally represent a significantly higher credit risk than coupon bearing debt instrument that pay interest in cash. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. The accrual of interest on debt instruments that are treated as having OID or that provide for PIK interest will increase the net asset value of the Fund and, consequently, the management fees payable to the Adviser. These management fees will be non-refundable
by the Adviser, even if such accruals are never realized by the Fund in cash because of the related borrowers’ or issuers’ inability to pay. In addition, the deferral of PIK interest also increases a loan’s loan-to-value
ratio at a compounding rate, thereby diminishing the security provided by the collateral backing the loan.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to any outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s consolidated financial statements for purposes of GAAP.)
 The Subsidiary had entered into a separate contract with the Adviser whereby the Adviser provided investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary paid an advisory fee to the Adviser based on the annual rate of 1.25% of the Subsidiary’s average daily net assets. To the extent the Fund invested in the Subsidiary, the Adviser did not collect the portion of the advisory fee that the Adviser would have otherwise been entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser received from the Subsidiary.
 For the six months ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 1.70%.
 Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory
agreement with Invesco Capital Management LLC (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
 The Adviser, on behalf of the Fund, has also entered into a sub-advisory
agreement with Barings LLC (“Barings”) to provide investment advice, order execution and discretionary investment management services to all or a portion of the Fund, subject to the oversight of the Adviser and the Board of Trustees of the Fund. Under this sub-advisory
agreement, the Adviser will pay Barings up to 40% of the advisory fees the Adviser receives from the Fund. Barings has entered into a sub-sub-advisory
agreement with Baring International Investment Limited (“BIIL”). Barings will compensate BIIL out of the sub-advisory
fees it receives from the Adviser.
 The Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
 For the six months ended August 31, 2026, the Adviser waived advisory fees of $265.
 The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2026, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
 The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended August 31, 2026, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Transfer agent fees.
 The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class Y and Class R6 shares of the Fund. The Fund has adopted a plan pursuant to Rule
12b-1
under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the Fund’s average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the six months ended August 31, 2026, expenses incurred under the Plan are shown in the Consolidated Statement of Operations as
Distribution fees
.
 Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -
Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.

Level 3 -
Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

28	Invesco Dynamic Credit Opportunity Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$120,374,724	$182,062,585	$302,437,309

Common Stocks & Other Equity Interests	470,708	8,262,843	28,913,585	37,647,136

Non-U.S. Dollar Denominated Bonds & Notes	–	5,822,945	2,225,238	8,048,183

Preferred Stocks	–	–	7,833,608	7,833,608

U.S. Dollar Denominated Bonds & Notes	–	2,702,194	287,640	2,989,834

Total Investments in Securities	470,708	137,162,706	221,322,656	358,956,070

Other Investments - Assets*

Investments Matured	–	–	36,722	36,722

Forward Foreign Currency Contracts	–	261,736	–	261,736

	–	261,736	36,722	298,458

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,409,006)	–	(1,409,006)

Total Other Investments	–	(1,147,270)	36,722	(1,110,548)

Total Investments	$470,708	$136,015,436	$221,359,378	$357,845,522

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2026:

	Value 02/28/26*	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3**	Transfers out of Level 3**	Value 08/31/26

Variable Rate Senior Loan Interests	$165,608,829	$55,826,111	$(26,426,219)	$272,726	$(2,605,369)	$(9,119,898)	$1,921,509	$(3,415,104)	$182,062,585

Common Stocks & Other Equity Interests	28,799,783	1,929,116	(999,934)	–	(7,594,786)	6,945,546	–	(166,140)	28,913,585

Preferred Stocks	7,327,495	170,695	–	–	–	335,418	–	–	7,833,608

Non-U.S. Dollar Denominated Bonds & Notes	1,111,014	136,142	–	1,837	–	(53,142)	1,029,387	–	2,225,238

U.S. Dollar Denominated Bonds & Notes	338,174	144,833	–	20,597	(3,702,212)	3,486,248	–	–	287,640

Investments Matured	36,722	–	–	–	–	–	–	–	36,722

Total	$203,222,017	$58,206,897	$(27,426,153)	$295,160	$(13,902,367)	$1,594,172	$2,950,896	$(3,581,244)	$221,359,378

*Prior year balances have been adjusted for a change in security classification.
**Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value at 08/31/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value

Variable Rate Senior Loan Interests	$182,062,585	Comparable Companies	EBITDA Multiple	0.53x - 15.00x	5.29x

		Discounted Cash Flow Model	Discount Rate	7.79% - 17.31%	11.95%

		Loan Origination Value	Original Cost	99% of Par	-

		Third-Party Pricing	Broker Quote	98.80% - 132.11% of Par	114.92% of Par

Common Stocks & Other Equity Interests	28,913,585	Comparable Companies	EBITDA Multiple	3.75x - 9.75x	5.11x

Preferred Stocks	7,833,608	Comparable Companies	EBITDA Multiple	9.50x	9.50x

Non-U.S. Dollar Denominated Bonds & Notes	2,225,238	Valued at Cost	Acquisition Cost	100.00% of Par	-

U.S. Dollar Denominated Bonds & Notes	287,640	Comparable Companies	EBITDA Multiple	9.25x	-

Investments Matured	36,722	Expected Recovery	Anticipated Proceeds	41.00% of Par	-

Total	$221,359,378

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

29	Invesco Dynamic Credit Opportunity Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$261,736

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$261,736

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,409,006)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(1,409,006)

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank Of America	$254	$(71,457)	$(71,203)	$–	$–	$(71,203)

BNP Paribas S.A.	2,682	(1,037,739)	(1,035,057)	–	–	(1,035,057)

Goldman Sachs & Co.	–	(3)	(3)	–	–	(3)

JP Morgan Chase Bank	235,459	(235,730)	(271)	–	–	(271)

Morgan Stanley	–	(17,802)	(17,802)	–	–	(17,802)

Royal Bank of Canada	13,692	(37,650)	(23,958)	–	–	(23,958)

State Street Bank & Trust Co.	1,112	–	1,112	–	–	1,112

Toronto Dominion Bank	8,537	(8,625)	(88)	–	–	(88)

Total	$261,736	$(1,409,006)	$(1,147,270)	$–	$–	$(1,147,270)

Effect of Derivative Investments for the six months ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$3,533,234

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,011,450)

Total	$1,521,784

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$148,863,336

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
Trustees’ and Officers’ Fees and Benefits
also include amounts accrued by the Fund to fund such deferred

30	Invesco Dynamic Credit Opportunity Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6–Cash Balances and Borrowings
The Fund entered into a revolving credit and security agreement with U.S. Bank National Association and PNC Bank, National Association (the “U.S. Bank Credit Agreement”), which will expire on April 27, 2027. The U.S. Bank Credit Agreement permitted borrowings as follows: up to $200 million prior to August 18, 2026; and up to $140 million effective August 18, 2026.
The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.
During the period ended August 31, 2026, the average daily balance of borrowing under the Fund’s U.S. Bank Credit Agreement was $92,793,478 with an average interest rate of 5.48%.
The carrying amount of the Fund’s payables for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreements are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees
.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Consolidated Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

31	Invesco Dynamic Credit Opportunity Fund

NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2026. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

80-20	Delayed Draw Term Loan	$251,685	$505

80-20	Revolver Loan	379,243	(957)

AMCP Pet Holdings, Inc.	Delayed Draw Term Loan	63,002	0

AnaCap (AFE S.A. SICAV-RAIF)	Delayed Draw Term Loan	250,183	(1,018)

Arcosa Marine Products, Inc.	Revolver Loan	160,308	406

Armstrong Transport Group	Delayed Draw Term Loan	207,717	(72)

Armstrong Transport Group	Revolver Loan	80,756	(21)

AWP Group Holdings, Inc.	Revolver Loan	513,196	(423)

BNI Intermediate Holdings LLC	Delayed Draw Term Loan	22,297	(4)

BNI Intermediate Holdings LLC	Revolver Loan	99,609	(19)

Capitol Imaging Services LLC	Incremental Delayed Draw Term Loan	1,007,928	522

Capitol Imaging Services LLC	Revolver Loan	127,131	780

CoreWeave	Delayed Draw Term Loan	174,491	3,473

CoreWeave Financing DDTL V-V LLC	Delayed Draw Term Loan	178,322	6,309

Eisner Advisory Group LLC	Delayed Draw Term Loan	267,138	2,316

Evaaro US Bidco (Keg Logistics + Ekeg MergeCo)	Delayed Draw Term Loan	271,364	(1,901)

Evaaro US Bidco (Keg Logistics + Ekeg MergeCo)	Delayed Draw Term Loan	15,024	(70)

Evaaro US Bidco (Keg Logistics + Ekeg MergeCo)	Revolver Loan	218,383	18

FDH Group Acquisition, Inc.	Delayed Draw Term Loan	81,872	305

FDH Group Acquisition, Inc.	Delayed Draw Term Loan	3,981,516	18,484

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)	Delayed Draw Term Loan	239,251	1,005

IMS Services Enterprises LLC	Delayed Draw Term Loan	498,288	(1,151)

IMS Services Enterprises LLC	Revolver Loan	239,546	617

IPS Corp./CP Iris Holdco	Delayed Draw Term Loan	21,415	(529)

Keg Logistics LLC	Revolver Loan	1,360,887	5,364

Lamark Media Group LLC	Revolver Loan	508,348	964

Matrix Adhesives	Delayed Draw Term Loan	170,791	(911)

Matrix Adhesives	Revolver Loan	212,852	(132)

McDermott International, Ltd.	LOC	2,600,801	(48,765)

MicroCare Holdings LLC	Delayed Draw Term Loan	600,330	3,749

MicroCare Holdings LLC	Revolver Loan	596,597	7,482

Muth Mirror Systems LLC	Revolver Loan	419,144	(284,968)

NAC Aviation 8 Ltd.	Revolver Loan	1,642,458	0

Nationwide Legal LLC	Delayed Draw Term Loan	2,162,347	(5,339)

Nationwide Legal LLC	Revolver Loan	604,846	(1,487)

Netrix LLC	Revolver Loan	290,086	(8,244)

S3 AeroDefense	Delayed Draw Term Loan	2,132,500	(8,929)

Selecta Group B.V.	Revolver Loan	2,906	86

Source Holding Delaware LLC	Delayed Draw Term Loan	367,701	(11,948)

Source Holding Delaware LLC	Revolver Loan	65,449	(1,831)

Stage 3 Holdco LLC	Delayed Draw Term Loan	157,695	(76)

Stage 3 Holdco LLC	Revolver Loan	63,077	(29)

Tank Holding Corp.	Revolver Loan	175,149	(7,181)

V Global Holdings LLC	Revolver Loan	408,387	(25,207)

Veterinary Practice Partners LLC	Delayed Draw Term Loan	68,914	(20)

Veterinary Practice Partners LLC	Revolver Loan	34,933	(7)

Western Smokehouse Partners	Delayed Draw Term Loan	255,669	478

Western Smokehouse Partners	Revolver Loan	182,231	1,496

		$24,433,763	$(356,880)

32	Invesco Dynamic Credit Opportunity Fund

NOTE 8–Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
For the six months ended August 31, 2026, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2026, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,754,507	$118,928,994	$136,683,501

Expiring 2031	967,734	-	967,734

Total	$18,722,241	$118,928,994	$137,651,235

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2026 was $85,804,704 and $58,083,866, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$31,617,091

Aggregate unrealized (depreciation) of investments	(87,511,351)

Net unrealized appreciation (depreciation) of investments	$(55,894,260)

Cost of investments for tax purposes is $413,739,782.
NOTE 10–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the six months ended August 31, 2026, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$2,600,801	$2,561,789

NOTE 11–Dividends
The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2026.

		Amount Per Share

Share Class	Record Date	Payable September 30, 2026

Class A	Daily	$0.0706

Class AX	Daily	$0.0726

Class Y	Daily	$0.0726

Class R6	Daily	$0.0736

NOTE 12–Repurchase of Shares
The Fund has a policy of making quarterly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule
23c-3(b)
of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). Written notification of each quarterly repurchase offer is sent to shareholders no less than 21 days and no more than 42 days before each repurchase request deadline. During the six months ended August 31, 2026, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)

March 20, 2026	5.0%	757,327	3.0%

June 18, 2026	5.0	733,549	2.7

33	Invesco Dynamic Credit Opportunity Fund

NOTE 13–Share Information

	Summary of Share Activity

	Six months ended August 31, 2026 (a)		Year ended February 28, 2026
	Shares	Amount	Shares	Amount

Sold:
Class A	2,834	$27,345	66,288	$698,263

Class AX	35,504	346,364	130,193	1,373,452

Class Y	28,019	270,387	78,020	819,780

Class R6	2,485,089	25,000,000	3,555,021	36,566,777

Issued as reinvestment of dividends:
Class A	2,037	19,832	4,701	49,490

Class AX	200,958	1,957,079	526,736	5,580,038

Class Y	1,000	9,690	1,008	10,558

Class R6	62,760	611,400	109,915	1,156,242

Reacquired:
Class A	(7,184)	(71,367)	(1,633)	(17,528)

Class AX	(1,470,028)	(14,429,588)	(3,132,025)	(33,393,258)

Class Y	(13,665)	(136,599)	(2,626)	(27,346)

Net increase in share activity	1,327,324	$13,604,543	1,335,598	$12,816,468

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 29% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

34	Invesco Dynamic Credit Opportunity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of Invesco Dynamic Credit Opportunity Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup
Sub-Advisory
Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc., a separate sub-advisory
contract with Invesco Capital Management LLC (collectively, the Affiliated
Sub-Advisers),
and a separate
sub-advisory
contract with Barings LLC and
sub-sub-advisory
contract with Baring International Investment Limited (BIIL and with Barings LLC, Barings, and collectively, the sub-advisory
contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory
contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated
Sub-Advisers
and to Barings is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory
contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established
Sub-Committees.
The
Sub-Committees
meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory
contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees,
as well as the information provided to the Board and its committees and sub-committees
throughout the year.
 As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April
28-29,
2026 and June
9-11,
2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory
contracts in separate sessions with the Senior Officer and with independent legal counsel.
 The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory
contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory
contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board also considered Invesco’s commitment to the Fund evidenced by its purchase of a significant dollar amount of Fund shares in 2024 to facilitate Fund liquidity and non-prorated
repurchase offers. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end
interval fund, including, but not limited to, leverage management and monitoring, and facilitation and management of the Fund’s quarterly repurchase offers. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory
services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
 The Board reviewed the services that may be provided to the Fund by the Affiliated
Sub-Advisers
under the
sub-advisory
contracts and the credentials and experience of the officers and employees of the Affiliated
Sub-Advisers
who provide these services. The Board noted the Affiliated
Sub-Advisers’
expertise with respect to certain asset classes and that the Affiliated
Sub-Advisers
have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated
Sub-Advisers
can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory
contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated
Sub-Advisers
in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated
Sub-Advisers
supported the renewal of the
sub-advisory
contracts.
 The Board reviewed the nature, extent and quality of the services provided to the Fund by Barings under the sub-advisory
contract and
sub-sub-advisory
contract, and the credentials and experience of the officers and employees of Barings who provide these services, including the Fund’s portfolio managers from Barings. The Board’s review included consideration of Invesco Advisers’ recommendation of Barings LLC as a
Sub-Adviser
and BIIL as a
Sub-Sub-Adviser
to the Fund, including Invesco Advisers’ evaluation of Barings’ operations,

35	Invesco Dynamic Credit Opportunity Fund

qualifications, performance and experience. The Board also considered Barings’ expertise with respect to certain asset classes and strategies, including their international capabilities in the direct lending space, and how that experience complements that of Invesco Advisers and the affiliated
Sub-Advisers
of the Fund. The Board reviewed the evaluation by the Fund’s Chief Compliance Officer (CCO) of Barings’ compliance program, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Board considered that the sub-advisory
contract and
sub-sub-advisory
contract benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and differentiated expertise of Barings in managing the Fund. The Board concluded that the nature, extent and quality of the services provided to the Fund by Barings supported the approval of the sub-advisory
contract and
sub-sub-advisory
contract.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory
contracts for the Fund, as Invesco Senior Secured Management, Inc., Invesco Asset Management Limited and Barings currently manage assets of the Fund.
 The Board considered that the Fund continued the historical performance information of Invesco Dynamic Credit Opportunities Fund (the Acquired Fund), an exchange-listed closed-end
fund with the same investment objective and substantially similar principal investment strategies as the Fund, following the consummation of the reorganization of the Acquired Fund into the Fund in November 2021. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P UBS Leveraged Loan Index(Index). The Board noted that performance of Class AX shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class AX shares of the Fund was below the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and above the performance of the Index for the five year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds, and further noted that the Fund is unique relative to its peers in that it is a closed-end
interval fund. The Board also considered that in 2025 the Adviser had recommended, and the Board had approved (with shareholder approval as applicable), the appointment of Barings as a sub-adviser
to the Fund and certain strategy changes for the Fund, with the understanding that these changes allow for the potential for improved risk adjusted returns as well as the potential for increased investor interest in the Fund. The Board considered information presented regarding the integration of Barings into the portfolio management process. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, including Barings’ performance in other accounts that it manages within its private credit and capital solutions strategies, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class AX shares of the Fund were below and the same as, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board also noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio
management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund
basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
 The Board noted that Invesco Advisers and the Affiliated
Sub-Advisers
do not manage other similarly managed mutual funds or client accounts.
 The Board also considered the services that may be provided by the Affiliated
Sub-Advisers
pursuant to the
sub-advisory
contracts, as well as the fees payable by Invesco Advisers to the Affiliated
Sub-Advisers
pursuant to the
sub-advisory
contracts. The Board noted that the
sub-advisory
fees for the Fund are negotiated at arm’s length by Invesco Advisers and are paid by Invesco Advisers out of its advisory fees. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised
Invesco Funds, including oversight of the Affiliated
Sub-Advisers
and as well as the additional services described herein other than day-to-day
portfolio management.
 The Board considered the services provided by Barings pursuant to the sub-advisory
contract and the
sub-sub-advisory
contract, as well as the fees payable by Invesco Advisers to Barings LLC pursuant to the sub-advisory
contract and the fees payable by Barings LLC to BIIL pursuant to the sub-sub-advisory
contract. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, the Fund, including oversight of Barings. The Board considered that the sub-advisory
contract and
sub-sub-advisory
contract do not result in any changes to the Fund’s current fees. The Board considered that the fees paid under the sub-advisory
contract and the
sub-sub-advisory
contract appeared to be the result of arms-length negotiations.
 The Board considered the amount and structure of the compensation to Barings and received information from Invesco Advisers that such terms were the result of arm’s length, competitive negotiation. Invesco Advisers also advised that it had sought to obtain comparative fee information from public sources, but that such information is limited and was not available. The Board noted that Barings and BIIL do not manage other mutual funds or client accounts with strategies substantially similar to that of the Fund.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund
basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated
Sub-Advisers
are financially sound and have the resources necessary to perform their obligations under the sub-advisory
contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
 The Board did not consider Barings’ projected profitability because Invesco Advisers would be paying Barings out of the advisory fees that Invesco Advisers receives from the Fund for the sub-advisory
contract. The Board therefore believed that Invesco

36	Invesco Dynamic Credit Opportunity Fund

Advisers has an incentive to negotiate competitive
sub-advisory
fees. The Board also noted that Barings LLC would be paying BIIL for the services provided under the sub-sub-advisory
contract. The Board received information from Barings demonstrating that Barings is financially sound and has the resources necessary to perform its obligations under the sub-advisory
contract and
sub-sub-advisory
contract
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
G.	Collateral Benefits to Barings
The Board considered various other benefits received by Barings from the relationship with the Fund, including the opportunity for Barings to scale its investment capabilities within the U.S. wealth market and expand its distribution and product opportunities.

37	Invesco Dynamic Credit Opportunity Fund

Distribution Information
Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in April of 2026. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
04/30/2026	Class R6	$0.0623	$0.000	$0.0218	$0.0841
04/30/2026	Class Y	$0.0621	$0.000	$0.0218	$0.0839
04/30/2026	Class A	$0.0600	$0.000	$0.0218	$0.0818
04/30/2026	Class AX	$0.0620	$0.000	$0.0218	$0.0838
Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form
1099-DIV
for the calendar year will report distributions for US federal income tax purposes. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

38	Invesco Dynamic Credit Opportunity Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-23665 and 333-255932	Invesco Distributors, Inc.	VK-CE-DCO-SAR-1

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for a semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual report.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of August 31, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Scott Baskind (lead manager), Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 1999. Prior to the commencement of the Fund’s operations, Mr. Baskind managed the Predecessor Fund since 2010.
●
Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Asset Management and/or its affiliates since 2010. Prior to the commencement of the Fund’s operations, Mr. Caetano managed the Predecessor Fund since 2013.
●
Ron Kantowitz, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 2018. From 2013 to 2018, he was employed with Benefit Street Partners, an alternative credit asset manager, where he served as managing director.
●
Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. Prior to the commencement of the Fund’s operations, Mr. Yarrow managed the Predecessor Fund since 2007.
●
Trevor Slaven, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Barings and/or its affiliates since 2024. Prior to joining Barings in 2024, Mr. Slaven was a Managing Director at BlackRock, Inc. where he was the Head of Macro Research for Fundamental Fixed Income, the Head of Fixed Income for the Global Allocation funds, and a portfolio manager for the Strategic Global Bond, World Bond, and Global Government Bond funds. Prior to joining BlackRock, Mr. Slaven was an investment banker at Morgan Joseph & Co.
●
Andrew Tourigney, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Barings and/or its affiliates since 2021. Prior to joining Barings in 2021, Mr. Tourigney served as Vice President and Portfolio Manager, Head of Agency MBS at Hartford Investment Management Company (HIMCO). Previously, he served on HIMCO’s Insurance Portfolio Management team and was a member of The Hartford Insurance Group’s Market Risk Management organization.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of August 31, 2026 (unless otherwise noted):

Fund	Portfolio Manager(s)	Dollar Range of Investments in the Fund
Invesco Dynamic Credit Opportunity Fund
	Scott Baskind	None
	Nuno Caetano	None
	Ron Kantowitz	None
	Philip Yarrow	None
	Trevor Slaven	None
	Andrew Tourigney	None

Assets Managed
The following information is as of August 31, 2026 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Dynamic Credit Opportunity Fund
Scott Baskind	5	$10,236.9	7	$7,220.3	14	$2,463.5
Nuno Caetano	None	None	None	None	16	$6,954.4
Ron Kantowitz	None	None	3	$902.5	None	None
Philip Yarrow	4	$5,370.3	2	$4,061.7	14	$2,463.5
Trevor Slaven	None	None	1	$48.0	None	None
Andrew Tourigney	None	None	3[1]	$265.0[1]	8	$27,680.0

1 This amount includes 1 fund that pays performance-based fees with $158.2M in total assets under management.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
●
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
●
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
●
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
●
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
●
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Barings Conflict of Interest
The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings, and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and have adopted policies and procedures that it believes are reasonably designed to address such conflicts.
It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings a performance-based fee or the portfolio manager, Barings, or an affiliate has an interest in the account. Barings and BIIL have adopted global policies and procedures, including but not limited to a global investment allocation policy and global trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. The global policies and procedures are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings, or an affiliate, and whether the account is public, private, proprietary or third party.
Potential material conflicts of interest may also arise related to the knowledge and timing of a fund's trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund's trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund's trade or short sell a security for an account immediately prior to a fund's sale of that security. To address these conflicts, Barings and BIIL have adopted global policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.
With respect to securities transactions for the fund, Barings and BIIL determines which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. Barings and BIIL manage certain other accounts, however, where they may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings and BIIL have adopted global policies and procedures that address best execution and directed brokerage.
A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[2]
Invesco[3]	One-, Three- and Five-year performance against Fund peer group or Market Index
Invesco Management S.A.[3]
Invesco Hong Kong[3]
Invesco Asset Management[3]
Invesco Listed Real Assets Division[3]

Invesco Senior Secured[3,4]	Not applicable
Invesco Capital[3,5]

Invesco Japan	One-, Three- and Five-year performance
2 Rolling time periods are measured from October 1st to September 30th .
3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Dynamic Credit Opportunity Fund

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: November 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: November 6, 2026

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date: November 6, 2026